PY-II-A-1

CSFB04-AR03 - Price/Yield - II-A-1 - $101-00

Balance	[Contact Desk]	Delay	24	Formula	if curmonth le 58 then (#netrate2 - 0.6816) else (#netrate2		WAC(2)	5	WAM(2)	358
Coupon*	4.033	Dated	3/1/04	NET(2)	4.714		WALA(2)	2
Settle	3/31/04	First Payment	4/25/04

* PAYS GROUP NET WAC LESS [0.6816%] THROUGH MONTH 58, THEN NET WAC LESS [0.0200]%. APPROXIMATE NET MARGIN EQUALS APPROX. [1.920]%
RUN TO EARLIEST OF BALLOON IN MONTH 58 AND 10% CALL					(CALC. AS OF CUT-OFF DATE COLLATERAL INFORMATION)

Price	15 CPR - Call (Y)	20 CPR - Call (Y)	22 CPR - Call (Y)	25 CPR - Call (Y)	27 CPR - Call (Y)	30 CPR - Call (Y)	35 CPR - Call (Y)	40 CPR - Call (Y)	45 CPR - Call (Y)	50 CPR - Call (Y)

100-24	3.714	3.669	3.650	3.618	3.596	3.560	3.495	3.413	3.309	3.198
100-24+	3.709	3.663	3.643	3.612	3.589	3.553	3.486	3.403	3.298	3.185
100-25	3.703	3.657	3.637	3.605	3.582	3.545	3.478	3.393	3.286	3.172
100-25+	3.698	3.651	3.631	3.598	3.575	3.538	3.469	3.383	3.275	3.159
100-26	3.693	3.645	3.625	3.591	3.568	3.530	3.461	3.373	3.263	3.145
100-26+	3.688	3.639	3.618	3.585	3.561	3.523	3.452	3.364	3.252	3.132
100-27	3.682	3.633	3.612	3.578	3.554	3.515	3.444	3.354	3.241	3.119
100-27+	3.677	3.628	3.606	3.571	3.547	3.507	3.435	3.344	3.229	3.106
100-28	3.672	3.622	3.600	3.565	3.540	3.500	3.427	3.334	3.218	3.093
100-28+	3.667	3.616	3.594	3.558	3.533	3.492	3.418	3.324	3.207	3.080
100-29	3.661	3.610	3.587	3.551	3.526	3.485	3.409	3.315	3.195	3.067
100-29+	3.656	3.604	3.581	3.545	3.519	3.477	3.401	3.305	3.184	3.054
100-30	3.651	3.598	3.575	3.538	3.512	3.470	3.392	3.295	3.173	3.041
100-30+	3.646	3.592	3.569	3.531	3.505	3.462	3.384	3.285	3.161	3.028
100-31	3.640	3.586	3.563	3.525	3.498	3.455	3.375	3.276	3.150	3.015
100-31+	3.635	3.580	3.556	3.518	3.491	3.447	3.367	3.266	3.139	3.003
101-00	3.630	3.574	3.550	3.511	3.484	3.439	3.358	3.256	3.127	2.990
101-00+	3.625	3.568	3.544	3.505	3.477	3.432	3.350	3.246	3.116	2.977
101-01	3.620	3.563	3.538	3.498	3.470	3.424	3.341	3.236	3.105	2.964
101-01+	3.614	3.557	3.532	3.491	3.463	3.417	3.333	3.227	3.094	2.951
101-02	3.609	3.551	3.525	3.485	3.456	3.409	3.324	3.217	3.082	2.938
101-02+	3.604	3.545	3.519	3.478	3.449	3.402	3.316	3.207	3.071	2.925
101-03	3.599	3.539	3.513	3.471	3.442	3.394	3.307	3.197	3.060	2.912
101-03+	3.593	3.533	3.507	3.465	3.435	3.387	3.299	3.188	3.048	2.899
101-04	3.588	3.527	3.501	3.458	3.428	3.379	3.290	3.178	3.037	2.886
101-04+	3.583	3.521	3.494	3.451	3.421	3.372	3.282	3.168	3.026	2.873
101-05	3.578	3.515	3.488	3.445	3.414	3.364	3.273	3.159	3.015	2.860
101-05+	3.573	3.509	3.482	3.438	3.407	3.357	3.265	3.149	3.003	2.847
101-06	3.567	3.504	3.476	3.431	3.400	3.349	3.256	3.139	2.992	2.834
101-06+	3.562	3.498	3.470	3.425	3.393	3.342	3.248	3.129	2.981	2.821
101-07	3.557	3.492	3.464	3.418	3.386	3.334	3.239	3.120	2.969	2.808
101-07+	3.552	3.486	3.457	3.411	3.379	3.327	3.231	3.110	2.958	2.795
101-08	3.546	3.480	3.451	3.405	3.372	3.319	3.222	3.100	2.947	2.783

Spread @ Center Price	90.4	104.4	110.2	118.0	122.6	128.4	136.1	142.1	144.4	142.6
WAL	3.24	2.85	2.71	2.51	2.38	2.21	1.94	1.68	1.44	1.24
Principal Window	Apr04 - Jan09	Apr04 - Jan09	Apr04 - Jan09	Apr04 - Jan09	Apr04 - Jan09	Apr04 - Jan09	Apr04 - Jan09	Apr04 - Sep08	Apr04 - Jan08	Apr04 - Jul07
Principal # Months	58	58	58	58	58	58	58	54	46	40

LIBOR_1MO	1.090	1.090	1.090	1.090	1.090	1.090	1.090	1.090	1.090	1.090
LIBOR_6MO	1.180	1.180	1.180	1.180	1.180	1.180	1.180	1.180	1.180	1.180
LIBOR_1YR	1.410	1.410	1.410	1.410	1.410	1.410	1.410	1.410	1.410	1.410
CMT_1YR	1.231	1.231	1.231	1.231	1.231	1.231	1.231	1.231	1.231	1.231

SWAP Curve:	Mat	0.25YR	0.50YR	1YR	1.5yr	2YR	3YR	4YR	5YR
	Yld	1.120	1.180	1.410	1.723	2.035	2.617	3.076	3.445

** Spread to N

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely
on the information contained in or filed in connection with the prospectus / prospectus supplement.						PRELIMINARY - SUBJECT TO CHANGE